Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Rule 13a-14(a) adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Stephen Smith, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Inseego Corp.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019

/s/ Stephen Smith
Stephen Smith
Chief Financial Officer (principal financial officer)